Exhibit 10.1

Magellan Petroleum Australia Limited ABN 62 009 728 581 Level 10, 145 Eagle Street, Brisbane, Qld 4000 GPO Box 2766, Brisbane, Qld 4001
Telephone Facsimile Email Website	(61) 7 3224 1600 (61) 7 3224 1699 magadmin@magpet.com.au www.magellanpetroleum.com

23 December 2010

The Directors

Santos Offshore Pty Ltd

Santos Centre, Ground Floor

60 Flinders Street

ADELAIDE SA 5000

Dear Sirs

Amendment of Assets Sale Deed

We refer to the Assets Sale Deed dated 25 March 2010 made between Magellan Petroleum Australia Limited and Santos Offshore Pty Ltd (Assets Sale Deed).

Words and phrases in this letter agreement have the meanings given to them in the Assets Sale Deed.

By executing this letter agreement the parties to the Assets Sale Deed agree to amend the definition of “Cut Off Date” in clause 1.2 of the Assets Sale Deed by replacing the words “the date which is 9 months from the date of this deed” with “31 January 2011”.

The other provisions of the Asset Sale Deed shall remain in full force and effect and will remain unamended by the amendment to the meaning of Cut Off Date in clause 1.2 of the Assets Sale Deed set out above.

This letter agreement may be executed in any number of counterparts. Each counterpart constitutes the agreement of each party who has executed and delivered that counterpart.

Please indicate the acceptance of these terms by executing this letter agreement as a deed where indicated below. Upon execution, this letter agreement shall constitute a deed made between the parties.

Yours faithfully,

Executed as a deed by Magellan Petroleum Australia Limited ACN 009 728 581 in accordance with section 127 of the Corporations Act 2001 (Cth)	[Seal of Magellan Petroleum Australia Limited]

/s/ William H. Hastings	/s/ Bruce McInnes
Signature of director	Signature of company secretary

William H. Hastings	Bruce McInnes
Full name of director	Full name of company secretary

Read and agreed:

Executed as a deed by Santos Offshore Pty Ltd ACN 005 475 589 in accordance with section 127 of the Corporations Act 2001 (Cth)

/s/ David John Wissler Knox	/s/ David Lim
Signature of director	Signature of company secretary

David John Wissler Knox	David Lim
Full name of director	Full name of company secretary